Repurchase agreement	6 Months Ended
Jun. 30, 2013
Debt Disclosure [Abstract]
Repurchase agreement
Repurchase agreement

On March 22, 2013, our operating partnership entered into a master repurchase agreement with a major financial institution. The purpose of the repurchase agreement is to finance the purchase and beneficial ownership of mortgage loans and REO properties in our portfolio. We have effective control of the assets associated with this agreement and therefore have concluded this is a financing arrangement. The maximum funding amount available to us under the repurchase agreement is $100.0 million, subject to certain sublimits. As of June 30, 2013, an aggregate of $0.5 million was outstanding under the repurchase agreement which was collateralized by mortgage loans and real estate owned with a carrying value of $1.0 million. As of June 30, 2013 the cost of funds for amounts borrowed under the repurchase agreement was approximately 3.5%. As of July 18, 2013, an aggregate of $0.5 million was outstanding under the repurchase agreement. The obligations under the repurchase agreement are fully guaranteed by the Company. The repurchase agreement matures on March 21, 2014.

Under the terms of the repurchase agreement, as collateral for the funds we draw thereunder, the operating partnership will sell to the lender equity interests in our Delaware statutory trust subsidiary that owns the underlying mortgage assets on our behalf. In the event the lender determines the value of the collateral has decreased, it has the right to initiate a margin call and require us to post additional collateral or to repay a portion of the outstanding borrowings. The price paid by the lender for each underlying mortgage asset we finance under the repurchase agreement is based on a percentage of the market value of the underlying mortgage asset and depends on its delinquency status. With respect to funds drawn under the repurchase agreement, the operating partnership is required to pay the lender interest at the lender's cost of funds plus a spread calculated based on the type of applicable underlying mortgage assets collateralizing the funding, as well as certain other customary fees, administrative costs and expenses to maintain and administer the repurchase agreement.

The repurchase agreement requires us to maintain various financial and other covenants, including maintaining a minimum adjusted tangible net worth, a maximum ratio of indebtedness to adjusted tangible net worth and specified levels of unrestricted cash as well as restrictions on net losses in excess of specified amounts. In addition, the repurchase agreement contains customary events of default. We are restricted by the terms of our repurchase agreement from paying dividends greater than our REIT taxable income in a calendar year.

We are currently in compliance with the covenants and other requirements with respect to the repurchase agreement. We monitor our banking partner's ability to perform under the repurchase agreement and have concluded there is currently no reason to doubt that it will continue to perform under the repurchase agreement as contractually obligated.